EXHIBIT 10.04

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.

This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary Agreement
to Employment Agreement No. 20-13 dated February 3, 2020

City of Almaty                                        May 25, 2026

Parties:
EMPLOYER: Freedom Finance Joint Stock Company (certificate of state re-registration of a legal entity dated September 9, 2013), located at: Almaty, Al-Farabi Avenue, 77/7, office 3a, represented by the Chairman of the Board of Directors, Turlov Timur Ruslanovich, acting on the basis of the Charter,
and
EMPLOYEE: Lukyanov Sergey Nikolaevich, residence permit for a foreign national in the Republic of Kazakhstan No.[***], issued by [***] on [***], IIN [***], residing at: [***], jointly referred to as the "Parties," have entered into this Supplementary Agreement (hereinafter the "Agreement") to the Employment Agreement (hereinafter the "Contract") No. 20-13 dated February 3, 2020, as follows:

1. Clause 1 of Annex No. 1 to the Contract shall be restated as follows:
"1. The Employer establishes the following amount and procedure for payment of the Employee's remuneration:
The Employee's monthly salary is 25,000,000 (twenty-five million) tenge (excluding contributions for mandatory social health insurance, mandatory pension contributions to the accumulative pension fund, and individual income tax and other mandatory payments to the budget at the rates determined by the legislation of the Republic of Kazakhstan).
2. The remaining terms of the Contract shall remain unchanged.
3. This Agreement shall enter into force upon signing by the Parties.
4. This Agreement is executed in two counterparts, one for each of the Parties.

5. DETAILS AND SIGNATURES OF THE PARTIES

Employer:
Freedom Finance Joint Stock Company

050040, Republic of Kazakhstan
Almaty, Bostandyk District,
Al-Farabi Ave., 77/7, office 3a
RNN 600500559925
BIN 061140003010
Account [***]
at Freedom Bank Kazakhstan JSC
BIC KSNVKZKA

Lukyanov Sergey Nikolaevich Residence permit for a foreign national in the Republic of Kazakhstan No. [***] issued on [***] by [***] IIN [***] [***]
Chairman of the Board of Directors /s/ Turlov T.R. Turlov T.R. /seal/	/s/ Lukyanov S.N. Lukyanov S.N.